UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 15, 2010

Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03970 (Commission File Number)	23-1483991 (IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill PA, 17011 (Address of principal executive offices)	17011 (Zip Code)
Registrant’s telephone number, including area code: 717-763-7064
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
      Harsco Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-169375):
1.	Underwriting Agreement, dated as of September 15, 2010, by and among Harsco Corporation and Citigroup Global Markets Inc. and RBS Securities Inc., as representatives of the several underwriters named therein.

2.	Form of First Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association.

3.	Opinion of Jones Day.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
1.1
Underwriting Agreement, dated as of September 15, 2010, by and among Harsco Corporation and Citigroup Global Markets Inc. and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of First Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARSCO CORPORATION
By:	/s/ Mark E. Kimmel
	Name:	Mark E. Kimmel
	Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Date: September 20, 2010

EXHIBIT INDEX

Exhibit
Number	Description
1.1
Underwriting Agreement, dated as of September 15, 2010, by and among Harsco Corporation and Citigroup Global Markets Inc. and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Form of First Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).